EQ Advisors TrustSM

EQ/Calvert Socially Responsible Portfolio – Class IA and IB Shares

Summary Prospectus dated May 1, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Calvert Socially Responsible Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.27%	0.27%
Total Annual Portfolio Operating Expenses	0.92%	1.17%
Fee Waiver and/or Expense Reimbursement+	–0.02%	–0.02%
Net Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	1.15%
+	The expense reimbursement or fee waiver is expected to continue until April 30, 2011, unless the Board of Trustees consents to an earlier revision or termination. The expense reimbursement or fee waiver may be terminated by AXA Equitable Life Insurance Company at any time after that date.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$92	$291	$507	$1,129
Class IB Shares	$117	$370	$642	$1,419

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 62% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in large-cap companies, which are defined as those whose market capitalization falls within the range of the S&P 500 Index that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors. The practical application of this strategy involves the Advisers, Calvert Asset Management Company, Inc. (“Calvert”) and Bridgeway Capital Management, Inc. (“Bridgeway”), using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company’s performance on a variety of social issues is performed. Calvert’s in-house Sustainability Research Department conducts the analysis of each company’s societal impact. Financial analysis and security selection is done by Bridgeway.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility.

Investment Criteria: Bridgeway’s stock selection is based on proprietary quantitative models utilizing a pre-screened universe of approved equities from Calvert. Bridgeway uses various multi-variable quantitative models for the equity selection process. These models approach opportunities from different directions and include growth, growth at a reasonable price, value and momentum models. Bridgeway uses multiple models to seek to offset any biases that one model may provide and such models are based on publicly available financial information. Stock selection is a bottom-up approach based on the statistical models. Bridgeway also uses top-down techniques to seek to manage risk,

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including maintaining appropriate sector balance and concentration, managing the Portfolio’s exposure to individual companies and minimizing exposure to non-quantifiable risk (such as from litigation). The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest up to 25% of its total assets in foreign securities.

Sustainable and Socially Responsible Investment Criteria: The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples’ rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Calvert has developed sustainable and socially responsible investment criteria for the Portfolio, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert. All sustainable and socially responsible criteria may be changed by Calvert’s Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

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Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.

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Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization (“ILO”) core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•	Observe appropriate international human rights standards in operations in all countries.

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

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Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Portfolio seeks to avoid investing in companies that:

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Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

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Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

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Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

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Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

Performance may be affected by one or more of the following risks, which are described in detail in the section of the Trust’s Prospectus “More Information on Strategies, Risks and Benchmarks:”

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

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Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: The risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2009 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.47% (2001 4th Quarter)	–25.45% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Calvert Socially Responsible Portfolio – Class IA Shares	31.33%	–1.42%	–2.75%
EQ/Calvert Socially Responsible Portfolio – Class IB Shares	30.90%	–1.63%	–2.92%
Russell 1000 Growth Index	37.21%	1.63%	–3.99%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable”).

AXA Equitable is responsible for overseeing the Advisers listed below, which are responsible for the day-to-day management of the Portfolio’s assets. AXA Equitable has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, AXA Equitable may not enter into an advisory agreement with an “affiliated person” of AXA Equitable unless the advisory agreement is approved by the Portfolio’s shareholders.

Advisers: Calvert Asset Management Company, Inc. and Bridgeway Capital Management, Inc. (“Bridgeway”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
John Montgomery	President of Bridgeway	June 2005

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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